Exhibit (a)(7): Board Resolution for establishment of 67 new subaccounts dated October 19, 2012
                            SECRETARY'S CERTIFICATE
                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

At a meeting held on August 29, 2006, of the Board of Directors of RiverSource Life Insurance Co. of New York approved the following resolutions, which remain in full force and effect:

     RESOLVED, that the proper officers of the Company are hereby authorized and directed to establish such subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts as they determine to be appropriate;

     RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed, as they determine to be appropriate and in accordance with applicable laws and regulations, to establish additional subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts or to remove, consolidate or otherwise modify the subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts; and

As Executive Vice President - Life & Disability Insurance of RiverSource Life Insurance Co. of New York, I hereby establish, pursuant to the authority granted by the Board of Directors, 67 additional subaccounts within the separate account that will invest in the following funds:

subaccount investing in    AllianceBernstein VPS Large Cap Growth Portfolio
                           (Class B)
subaccount investing in    American Century VP Value, Class II
subaccount investing in    BlackRock Global Allocation V.I. Fund (Class III)
subaccount investing in    Columbia Variable Portfolio - Balanced Fund
                           (Class 3)
subaccount investing in    Columbia Variable Portfolio - Cash Management
                           Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - Diversified Bond
                           Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - Dividend Opportunity
                           Fund (Class 2)

subaccount investing in    Columbia Variable Portfolio - Emerging Markets
                           Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - Global Bond
                           Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - High Income Fund
                             (Class 2)
subaccount investing in    Columbia Variable Portfolio - High Yield Bond
                           Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - Income Opportunities
                           Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - International
                           Opportunity Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - Large Cap Growth
                           Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - Large Core Quantitative
                           Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - Limited Duration
                           Credit Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - Marsico International
                           Opportunities Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - Mid Cap Growth
                           Opportunity Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - Mid Cap Value
                           Opportunity Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - S&P 500 Index
                           Fund (Class 3)

subaccount investing in    Columbia Variable Portfolio - Select Large-Cap
                           Value Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - Select Smaller-Cap
                           Value Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - Short Duration U.S.
                           Government Fund (Class 2)
subaccount investing in    Columbia Variable Portfolio - Strategic Income
                           Fund (Class 2)
subaccount investing in    DWS Alternative Asset Allocation VIP, Class B
subaccount investing in    Fidelity(R) VIP Contrafund(R) Portfolio Service
                           Class 2
subaccount investing in    Fidelity(R) VIP Mid Cap Portfolio Service Class 2
subaccount investing in    FTVIPT Franklin Small Cap Value Securities Fund -
                           Class 2
subaccount investing in    FTVIPT Mutual Shares Securities Fund - Class 2
subaccount investing in    Janus Aspen Series Janus Portfolio: Service Shares
subaccount investing in    Janus Aspen Series Moderate Allocation Portfolio:
                           Service Shares
subaccount investing in    MFS(R) Utilities Series - Service Class
subaccount investing in    Morgan Stanley UIF Mid Cap Growth Portfolio,
                           Class II Shares
subaccount investing in    Neuberger Berman Advisers Management Trust
                           Socially Responsive Portfolio (Class S)
subaccount investing in    Oppenheimer Global Securities Fund/VA,
                           Service Shares
subaccount investing in    Oppenheimer Main Street Small- &Mid-Cap Fund(R)/
                           VA, Service Shares

subaccount investing in    PIMCO VIT All Asset Portfolio, Advisor
                           Share Class
subaccount investing in    PIMCO VIT Global Multi-Asset Portfolio,
                           Advisor Share Class
subaccount investing in    Variable Portfolio - Aggressive Portfolio (Class 2)
subaccount investing in    Variable Portfolio - American Century Diversified
                           Bond Fund (Class 2)
subaccount investing in    Variable Portfolio - American Century Growth
                           Fund (Class 2)
subaccount investing in    Variable Portfolio - BlackRock Global Inflation-
                           Protected Securities Fund (Class 2)
subaccount investing in    Variable Portfolio - Columbia Wanger International
                           Equities Fund (Class 2)
subaccount investing in    Variable Portfolio - Columbia Wanger U.S. Equities
                           Fund (Class 2)
subaccount investing in    Variable Portfolio - Conservative Portfolio (Class 2)
subaccount investing in    Variable Portfolio - Davis New York Venture Fund
                             (Class 2)
subaccount investing in    Variable Portfolio - DFA International Value
                           Fund (Class 2)
subaccount investing in    Variable Portfolio - Eaton Vance Floating-Rate
                           Income Fund (Class 2)
subaccount investing in    Variable Portfolio - Goldman Sachs Mid Cap Value
                           Fund (Class 2)
subaccount investing in    Variable Portfolio - Invesco International Growth
                           Fund (Class 2)

subaccount investing in    Variable Portfolio - J.P. Morgan Core Bond Fund
                           (Class 2)
subaccount investing in    Variable Portfolio - Jennison Mid Cap Growth Fund
                           (Class 2)
subaccount investing in    Variable Portfolio - Marsico Growth Fund (Class 2)
subaccount investing in    Variable Portfolio - MFS Value Fund (Class 2)
subaccount investing in    Variable Portfolio - Moderate Portfolio (Class 2)
subaccount investing in    Variable Portfolio - Moderately Aggressive Portfolio
                           (Class 2)
subaccount investing in    Variable Portfolio - Moderately Conservative
                           Portfolio (Class 2)
subaccount investing in    Variable Portfolio - Morgan Stanley Global Real
                           Estate Fund (Class 2)
subaccount investing in    Variable Portfolio - NFJ Dividend Value Fund
                           (Class 2)
subaccount investing in    Variable Portfolio - Nuveen Winslow Large Cap
                           Growth Fund (Class 2)
subaccount investing in    Variable Portfolio - Partners Small Cap Growth
                           Fund (Class 2)
subaccount investing in    Variable Portfolio - Partners Small Cap Value Fund
                           (Class 2)
subaccount investing in    Variable Portfolio - PIMCO Mortgage-Backed
                           Securities Fund (Class 2)
subaccount investing in    Variable Portfolio - Pyramis(R) International Equity
                           Fund (Class 2)

subaccount investing in    Variable Portfolio - Wells Fargo Short Duration
                           Government Fund (Class 2)
subaccount investing in    Wells Fargo Advantage VT Opportunity Fund -
                           Class 2
subaccount investing in    Wells Fargo Advantage VT Small Cap Growth
                           Fund - Class 2

In accordance with the above resolutions and pursuant to the authority granted by the Board of Directors of RiverSource Life Insurance Co. of New York, the Unit Investment Trust comprised of RiverSource of New York Account 8 is hereby reconstituted.

                                      Received by the Assistant Secretary:

/s/ Jon Stenberg                      /s/
----------------------                -----------------------
Jon Stenberg                          Dixie Carroll

Date:  October 19, 2012